UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2004

j2 Global Communications, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25965	51-0371142
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

6922 Hollywood Blvd.

Suite 500

Los Angeles, California 90028

(Address of principal executive offices)

(323) 860–9200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

Exhibit Number	Description

99.1	Script

99.2	PowerPoint Presentation

ITEM 9. REGULATION FD DISCLOSURE AND ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 8, 2004 at approximately 8:30 am Eastern Time, the Company’s Chief Financial Officer, R. Scott Turicchi, spoke at The Sidoti & Company, LLC First Annual Emerging Growth Institutional Investor Forum.

A script of Mr. Turicchi’s remarks at the Forum, together with the PowerPoint slides referred to during his presentation, are attached hereto as Exhibits 99.1 and 99.2, respectively.

Note: The information furnished under Item 9 and Item 12 of this report (including Exhibits 99.1 and 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J2 GLOBAL COMMUNICATIONS, INC. (Registrant)

Date: January 8, 2004	By:	/s/ JEFFREY D. ADELMAN
Jeffrey D. Adelman Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Script

99.2	PowerPoint Presentation